UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2018

AEROVIRONMENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33261	95-2705790
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation or organization)

800 Royal Oaks Drive, Suite 210
Monrovia, CA	91016
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (626) 357-9983

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.  Entry into a Material Definitive Agreement.

On October 26, 2018, AeroVironment, Inc. (“AeroVironment”) entered into a First Amendment to Lease (the “First Amendment”) to amend its existing lease (the “Lease”) with Princeton Avenue Holdings, LLC (the “Landlord”) for certain premises located at 14501 Princeton Avenue, Moorpark, CA 93021.  The First Amendment expands the existing premises to include approximately 49,693 square feet of additional floor area (the “Expansion Premises”).  Upon the commencement of the First Amendment, AeroVironment will be the lessor for the entire building at 14501 Princeton Avenue which consists of an aggregate of approximately 149,973 square feet. The First Amendment will commence on February 1, 2019 and continue through the term of the Lease, the end date of which is December 31, 2023. The base monthly rent during the Lease term for the Expansion Premises will be as follows:

Period	Base Monthly Rent
First 12 Months	$37,269.75
Months 13-24	$38,015.15
Months 25-36	$38,775.45
Months 37-48	$39,550.96
Months 49-58	$40,341.98

Pursuant to the First Amendment, AeroVironment paid to Landlord an amount equal to $37,269.75 as prepaid base rent to be applied against the first obligation of AeroVironment to pay base rent for the Expansion Premises. Upon the commencement of the First Amendment, AeroVironment will be responsible for 100% of the building’s operating expenses, including property taxes, as the sole tenant in the building.  Pursuant to the optional extension term in the Lease, the base rent attributable to the Expansion Premises for the first year during the extension term will be equal to 102% of the then current base rent being paid for the Expansion Premises under the First Amendment, and will increase annually thereafter by 2%.

The foregoing description of the First Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of such document, which will be filed as an exhibit to AeroVironment’s Quarterly Report on Form 10-Q for the quarter ending October 27, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEROVIRONMENT, INC.

Date: November 1, 2018	By:	/s/ Wahid Nawabi
Wahid Nawabi
President and Chief Executive Officer